UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2006
PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Commerce Street, Suite 300, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 2006 ANNUAL CASH INCENTIVE PLAN
EX-10.2 HAROLD R. CARPENTER EMPLOYMENT AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.
Fiscal 2006 Base Salaries
     On March 14, 2006, after consideration of the performance of Pinnacle Financial Partners, Inc., a Tennessee corporation (the “Company”), and the individuals noted and such other matters and information as deemed appropriate, the Human Resources, Nominating and Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following 2006 base salary levels for the Company’s chief executive officer and four other most highly compensated executive officers during 2005:

Employee	Title	2006 Base Salary
M. Terry Turner	Chief Executive Officer	$410,000
Robert A. McCabe, Jr.	Chairman	389,500
Hugh M. Queener	Chief Administrative Officer	234,000
Harold R. Carpenter	Chief Financial Officer	175,000
Charles B. McMahan	Senior Credit Officer	175,000
2006 Annual Cash Incentive Plan
     On March 14, 2006, the Committee approved the Company’s 2006 Annual Cash Incentive Plan (the “Plan”). Pursuant to the Plan, all employees of the Company compensated via a predetermined salary or hourly wage, including the Company’s executive officers, are eligible to receive cash bonuses based upon the Company’s attainment of certain financial goals including a limitation on the maximum level of criticized and classified assets and the achievement of a certain level of earnings at and for the year ended December 31, 2006. Each employee who is eligible for an award is given a target of 10% to 50% of their base pay at the beginning of the year that the employee will be eligible to receive if the Company meets its financial goals set out in the Plan and the employee meets expectations with respect to his or her individual performance. The amounts ultimately payable to a participating employee may be as low as 20% of their target award should the Company not meet its financial goals. Conversely, a participating employee may receive up to 200% of his or her targeted award if the Company’s earnings exceed certain increased earnings targets. In addition, the Company’s Chief Executive Officer may, at his discretion, award up to an additional 10% of a participant’s target award based on extraordinary individual performance or, in certain circumstances, reduce a participant’s award by up to 20% of the award. Discretionary awards to the Company’s executive officers, and discretionary awards outside of the Chief Executive Officer’s discretionary authority, must be approved by the Committee. Employees who join the Company during the term of the Plan will be assigned a pro rata target award based on the number of days that the employee was employed during the calendar year.
     For 2006, the base targeted award percentage for the Company’s chief executive officer and four other most highly compensated executive officers during 2005 are as follows:

		Targeted Award as a
Employee	Title	Percentage of Salary
M. Terry Turner	Chief Executive Officer	50%
Robert A. McCabe, Jr.	Chairman	50%
Hugh M. Queener	Chief Administrative Officer	40%
Harold R. Carpenter	Chief Financial Officer	40%
Charles B. McMahan	Senior Credit Officer	30%

     A copy of the Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Employment Agreement
     On March 14, 2006, the Company and its wholly-owned subsidiary Pinnacle National Bank entered into an Employment Agreement (the “Employment Agreement”) with Harold R. Carpenter, the Company’s chief financial officer, providing for a three-year term which will automatically renew for an additional day each day after the beginning of the term so that it will always have a three-year term, unless any of the parties to the agreement gives notice of its intent not to renew the agreement. Pursuant to the terms of the Employment Agreement, Mr. Carpenter will receive an initial base salary of $175,000 per year and will be eligible to receive an annual bonus as determined by the Committee. The Employment Agreement also provides that Mr. Carpenter will receive a payment equal to three times his then current base salary and target bonus amount if his employment is terminated by the Company without cause or by Mr. Carpenter for cause within 12 months following a change in control (as defined in the Employment Agreement). In the event that any payments or benefits paid to Mr. Carpenter by the Company would subject him to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, he will be entitled to such additional payments as are required to put him in the same after tax position.
     If the Company terminates Mr. Carpenter without cause (as defined in the Employment Agreement), the Company shall continue to pay Mr. Carpenter his base salary for the then remaining term of the Employment Agreement and provide him with healthcare benefits for the same period. If Mr. Carpenter terminates the Employment Agreement voluntarily for cause (as defined in the Employment Agreement), the Company shall continue to pay Mr. Carpenter his base salary for the lesser of 12 months following termination or the remaining term of the Employment Agreement and the Company shall reimburse Mr. Carpenter for the cost of premium payments paid by him to continue his then existing health insurance for a period of three months following the termination date.
     A copy of the Employment Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 15, 2006, and as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2006, the Company’s Board of Directors elected each of Ed C. Loughry, Jr., James C. Cope and William H. Huddleston, IV to the Company’s Board of Directors. Mr. Loughry will serve on the Executive Committee of the Company’s Board of Directors while Mr. Cope and Mr. Huddleston are expected to serve on the Audit Committee subject to the determination by the Board of Directors that each is an independent member of the Board of Directors under the listing standards of the National Association of Securities Dealers, Inc. and the rules and regulations of the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

10.1	Pinnacle Financial Partners, Inc. 2006 Annual Cash Incentive Plan.
10.2	Employment Agreement dated as of March 14, 2006 by and among Pinnacle Financial Partners, Inc., Pinnacle National Bank and Harold R. Carpenter.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ M. Terry Turner
	Name:	M. Terry Turner
	Title:	President and Chief Executive Officer

Date: March 20, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Pinnacle Financial Partners, Inc. 2006 Annual Cash Incentive Plan.
10.2	Employment Agreement dated as of March 14, 2006 by and among Pinnacle Financial Partners, Inc., Pinnacle National Bank and Harold R. Carpenter.